Performance Commentary | 2nd Quarter 2026

William Pierce, CFA, Chief Portfolio Manager

July 29, 2026

Highlights

Performance Highlights:

●	The AFL-CIO Housing Investment Trust (HIT) returned 0.63% gross and 0.56% net of fees during the second quarter,[1] compared to 0.67% for the Bloomberg U.S. Aggregate Index* (the "Benchmark"). Higher interest rates were largely offset by tighter asset spreads, resulting in modestly positive returns across investment-grade fixed income.

●	Relative performance was supported by the HIT's overweight allocation to agency multifamily securities, which outperformed U.S. Treasuries as spreads tightened during the quarter. However, the portfolio's underweight to corporate credit, the strongest-performing investment-grade sector, detracted from relative performance.

Portfolio Highlights:

●	As of June 30, 2026, the HIT offered a 4.90% yield to worst, a 17-bps advantage over the Benchmark while maintaining higher overall credit quality. Approximately 92% of the portfolio was invested in government or agency-backed securities, compared to 72% for the Benchmark.

●	The HIT has committed $52.6 million across three projects year-to-date, including $7.9 million to finance one project during the second quarter. These investments enhance portfolio yield while advancing affordable housing, union employment, and broader community development objectives.

Market Highlights:

●	At Kevin Warsh's inaugural FOMC meeting as Chair in June, the Federal Reserve unanimously left the federal funds target range unchanged at 3.50%–3.75%, while adopting a more hawkish tone that led markets to reduce expectations for additional rate cuts and increase the perceived likelihood of rate hikes later in the year.

●	The U.S. Treasury yield curve bear flattened during the quarter, with the 2-year Treasury yield rising 38 bps and the 30-year Treasury yield increasing 4 bps. The HIT maintained a duration profile near neutral to the Benchmark, helping limit interest rate risk amid continued volatility.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2026 Q2 Portfolio Commentary

●	Looking ahead, high-quality fixed income remains attractively positioned, supported by elevated yields, resilient fundamentals, and increasing demand for portfolio diversification amid continued macroeconomic and geopolitical uncertainty.

2nd Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment-grade fixed income markets navigated a volatile second quarter marked by shifting monetary policy expectations, ongoing geopolitical developments, and resilient economic data. Despite rising U.S. Treasury yields, tightening credit spreads across most investment-grade sectors supported positive total returns. The U.S. Treasury yield curve bear flattened during the quarter, while the Federal Reserve left the federal funds target range unchanged at 3.50%–3.75% and signaled a greater focus on persistent inflation risks, prompting investors to scale back expectations for policy easing.

For the quarter ended June 30, 2026, the HIT returned 0.63% gross of fees and 0.56% net of fees, compared to a 0.67% return for the Benchmark. Relative performance was supported by the portfolio's overweight allocation to agency multifamily securities, which generated positive excess returns as spreads tightened versus U.S. Treasuries during the quarter.

The primary detractor from relative performance was the portfolio's underweight to corporate credit, which generated the strongest excess returns among investment-grade sectors as credit spreads continued to tighten.

Positive contributions to HIT’s 2nd Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to Treasuries, the worst performing asset class in the Bloomberg Aggregate. The HIT had an average allocation of 8.1% to Treasuries during the quarter compared to the Benchmark’s 46.1%.

2026 Q2 Portfolio Commentary

●	Performance by conventional agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) and FHA/Ginnie Mae construction loan certificates (CLCs) tightened by approximately 7 and 12 bps, respectively. The HIT portfolio had an average allocation of 29.0% to fixed-rate Fannie Mae DUS securities and 6.1% to CLCs during the quarter while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s lack of corporate bond exposure. The portfolio is structurally underweight corporate bonds, where the average allocation was 24.0% for the Bloomberg Aggregate over the second quarter of 2026. Corporate bonds were the best performing sector in the Benchmark.

Fundamentals June 30, 2026	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
AA or Better	96.1%	77.0%	Current Yield	4.19%	4.04%
			Yield to Worst	4.90%	4.73%
			Option Adjusted Spread	0.51%	0.26%
INTEREST RATE RISK			CALL RISK
Effective Duration	6.03	5.91	Call Protected	79%	76%

Market Overview

Inflation and growth concerns were key drivers of market sentiment during the second quarter, as geopolitical tensions in the Middle East remained elevated. The U.S. economy grew steadily, with real GDP expanding at an annualized rate of 2.1% in the first quarter of 2026, up from 0.5% in the fourth quarter of 2025, as government spending rebounded following the federal government shutdown in October 2025.

Inflation picked up during the quarter as energy prices rose amid geopolitical tensions in the Middle East. Core inflation remained relatively stable, ending June at an annualized rate of 2.6%, while headline inflation accelerated to 3.5% year-over-year. Although the annual inflation rate increased, June marked the first month since 2020 in which consumer prices declined on a month-over-month basis. Energy prices are likely to remain an important driver of near-term inflation as geopolitical developments continue to evolve.

Labor market conditions remained stable throughout the quarter. The three-month moving average of nonfarm payroll growth was 111,000 during the second quarter of 2026. The unemployment rate declined to 4.2% in June, while labor force participation edged slightly lower to 61.5%.

Against this backdrop, the FOMC left the federal funds target range unchanged at 3.50%–3.75% at both its April and June meetings, continuing its pause in 2026. However, policymakers adopted a more hawkish tone during the quarter, leading investors to scale back expectations for policy easing and to increasingly price in the possibility of additional rate hikes should inflation remain elevated.

The U.S. housing market remains constrained, with affordability near multi-decade lows due to elevated home prices and mortgage rates at or above 6%. Supply-demand imbalances persist across

2026 Q2 Portfolio Commentary

both single-family and multifamily sectors. Despite these challenges, the HIT continued to advance its investment pipeline, with 39 projects committed or under construction as of June 30, 2026, supporting portfolio growth while advancing affordable housing, union labor, and broader community development objectives.

Investment Grade Spreads: Multifamily

Agency multifamily securities delivered strong relative performance during the second quarter, with spreads tightening versus U.S. Treasuries despite elevated market volatility. Robust investor demand, supportive technical factors, and continued confidence in the sector more than offset new issuance, reinforcing agency multifamily as one of the strongest-performing segments within investment-grade fixed income.

●	Spreads on conventional GSE multifamily securities tightened during the quarter, supported by continued expectations that Fannie Mae and Freddie Mac will expand their retained MBS portfolios, providing an additional source of demand for agency mortgage-backed securities.

●	Ginnie Mae construction MBS spreads also tightened during the quarter, largely reflecting strong demand for agency multifamily exposure. Despite this tightening, Ginnie Mae construction MBS continue to offer among the widest spreads within the agency MBS universe, providing an attractive opportunity to enhance portfolio yield while maintaining high credit quality.

●	Agency multifamily issuance totaled approximately $40 billion during the second quarter, down from $44 billion in the first quarter of 2026. While issuance moderated sequentially, primary market activity remained healthy and was readily absorbed by strong investor demand.

●	The Federal Housing Finance Agency (FHFA) increased the 2026 multifamily loan purchase caps for both Fannie Mae and Freddie Mac to $88 billion per enterprise, supporting continued origination activity and liquidity across the sector.

●	The FHFA continues to prioritize affordability and underserved markets, requiring that at least 50% of multifamily business support affordable housing initiatives, which is highly consistent with HIT's mission-driven investment strategy.

2026 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.32%	0	5.81
Agencies	0.37%	10	3.51
Single family Agency MBS (RMBS)	0.58%	30	5.40
Corporates	1.40%	117	6.78
Commercial MBS (CMBS)	0.45%	37	3.73
Asset-backed securities (ABS)	0.75%	36	2.84

Change in Treasury Yields*

Maturity	03/31/26	06/30/26	Change
3 Month	3.672%	3.810%	0.139%
6 Month	3.689%	3.969%	0.281%
1 Year	3.655%	3.975%	0.320%
2 Year	3.793%	4.172%	0.379%
3 Year	3.816%	4.181%	0.366%
5 Year	3.943%	4.227%	0.284%
7 Year	4.128%	4.336%	0.208%
10 Year	4.317%	4.465%	0.149%
20 Year	4.911%	4.960%	0.049%
30 Year	4.910%	4.951%	0.041%
Source: Bloomberg*

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2026 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2026

Net Assets	$7,457.49 million
Portfolio Effective Duration	6.03 years	Convexity	0.223
Portfolio Average Coupon	3.98%	Maturity	10.78 Years
Portfolio Yield to Worst[2]	4.90%	Portfolio Current Yield[2]	4.19%
Number of Holdings	874	Average Price[3]	95.52

Sector Allocations: 4

Multifamily MBS	74.37%	CMBS – Agency Multifamily^	71.67%
Agency Single-Family MBS	12.03%	Agency Single-Family MBS	12.03%
US Treasury	8.35%	US Treasury Notes/Bonds	8.35%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	1.00%
Multifamily Direct Const. Loans	3.87%	State Housing Construction Bonds	1.69%
Cash & Short-Term Securities	1.38%	Direct Construction Loans	3.87%
		Cash & Short-Term Securities	1.38%
		^ Includes multifamily MBS (65.21%) and MF Construction MBS (6.46%)

Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[5]
US Government or Agency	92.06%
AAA	0.91%	East	18.56%
AA	1.79%	Midwest	21.09%
A	0.00%	South	11.47%
Not Rated	3.87%	West	13.20%
Cash	1.38%	National Mortgage Pools	35.68%

6

Portfolio Duration Distribution, by Percentage in Each Category: [4]				Maturity Distribution based on average life:
Cash	1.38%	5-5.99 years	9.97%	0 – 1 year	6.12%
0-0.99 years	10.61%	6-6.99 years	5.77%	1 – 2.99 years	10.12%
1-1.99 years	3.37%	7-7.99 years	16.63%	3 – 4.99 years	20.24%
2-2.99 years	9.94%	8-8.99 years	2.97%	5 – 6.99 years	19.56%
3-3.99 years	14.25%	9-9.99 years	0.72%	7 – 9.99 years	23.79%
4-4.99 years	11.08%	Over 10 years	13.31%	10 – 19.99 years	14.80%
				Greater than 20 years	5.37%

2 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

3 Portfolio market value weighted by current face.

4 Based on total investments and including unfunded commitments but does not include U.S. Treasury futures contracts. Portfolio holdings are subject to change.

5 Excludes cash and short-term equivalents, US Treasury and Agency securities.